SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): July 23, 2001


                                  BONTEX, INC.
             (Exact name of Registrant as specified in its charter)


   Virginia                        0-5200                   54-0571303
(State or other                 (Commission               (IRS Employer
 jurisdiction of                 File Number)            Identification No.)
 incorporation)


                                ONE BONTEX DRIVE,
                        BUENA VISTA, VIRGINIA           24416-1500
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  540-261-2181
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
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         On July 23, 2001, Ms. Patricia Tischio resigned her position on the
Board of Directors of Bontex, Inc. Bontex is initiating efforts to identify a person to fill the resulting vacancy on the Board.







                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BONTEX, INC.



                                            By s/James C. Kostelni
                                                 James C. Kostelni
                                                 President and Chief
                                                 Executive Officer


Date: August 3, 2001




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